NEONODE INC.

AMENDMENT TO NOTE PURCHASE AGREEMENT

AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of the 1st day of August, 2007 by and among the New Investors (as defined below) and NEONODE INC., a Delaware corporation (together with its successors by merger or otherwise, referred to herein as the “Company”).

Background: Pursuant to a Note Purchase Agreement, dates as of July 31, 2007 (the “Note Purchase Agreement”), the Company made an offering (the “Offering”) of notes, due December 31, 2007, bearing 8% interest and convertible into equity of the Company or its successors, in aggregate principal amount of $3,000,000 (the “New Notes”) to accredited and non-US investors (collectively in this capacity, the “New Investors”). Capitalized terms no otherwise defined herein have the same meaning as in the Note Purchase Agreement.

In order to induce Ellis International LP (“Ellis”) to act as a lead investor in connection with the offering of New Notes, the Company and the New Investors with to provide Ellis with an opportunity to increase its participation in the New Notes in the future.

In order to induce the parties to the Stockholder Pledge Agreements to extend their pledges, the Stock Pledge Agreements have been further amended.

NOW THEREFORE, in order to induce Ellis to participate in the Offering and to obtain necessary amendments to the Stockholder Pledge Agreements, and in consideration of the mutual promises, representation and warranties made each to the other, the parties agree that the Note Purchase Agreement is hereby amended and supplemented as follows:

1. The aggregate principal amount of New Notes is hereby increased to $4,000,000, and each of the forms of Amendment No. 4 to Security Agreement, Amendment No. 4 to Stockholder Pledge Agreement and Amendment No 4 to Guaranties shall be amended to reflect the increase in the aggregate principal amount of the New Notes.

2. The Investors and the Company hereby agree that Ellis shall have the right at its option, exercisable at any time prior to December 31, 2007, to purchase up to $750,000 of New Notes at a price equal to the principal amount thereof with the right to convert such New Notes into equity of the Company on the same terms as the other New Notes previously purchased pursuant to the Note Purchase Agreement, regardless whether the other New Notes were already converted. Without limitation on the foregoing, the New Investors waive any right to participate in the offering of New Notes to Ellis as provided in the previous sentence. The option granted to Ellis hereunder may be effected by notice to the company accompanied by payment.

3. The Stockholder Pledge Agreements attached as an exhibit to the Note Purchase Agreement have been amended in accordance with the form of Amendment no. 4 to Stockholder Pledge Agreement attached hereto as Annex 1, which supersedes the previous form of Amendment No. 4 supplied for each of the three Stockholder Pledge Agreements as exhibits to the Note Purchase Agreement.

4. Except as explicitly amended as set forth in the Amendment, the terms and provisions of the Note Purchase Agreements and Bridge Notes shall continue in full force and effect. This Amendment and Waiver shall be effective when duly executed by the Company and Participating Investors who constitute the Required Majority.

5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute a single instrument.

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Signature Page
to
Neonode Inc.
Amendment to Note Purchase Agreement
dated August 1, 2007

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.

THE COMPANY:

NEONODE INC.

By:

NEW INVESTORS

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By:
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